SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )
Filed by the Registrant  [X ]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))

[X ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Sections 240.14a-11(c) or Section 240.14a-
      12

                            PATRICK INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

   1) Title of each class of securities to which transaction applies:


   2) Aggregate number of securities to which transaction applies:


   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


   4) Proposed maximum aggregate value of transaction:


   5) Total fee paid:


[  ]  Fee paid previously with preliminary materials

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:


   2) Form, Schedule or Registration Statement No.:


   3) Filing Party:

   4) Date Filed:

                            PATRICK INDUSTRIES, INC.
                             1800 SOUTH 14TH STREET
                                  P.O. BOX 638
                             ELKHART, INDIANA 46515
                                  219-294-7511

                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 13, 1999

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Patrick Industries, Inc., an Indiana corporation, will be held at the Company's Patrick Metals Division offices, 5020 Lincolnway East, Mishawaka, Indiana, on Thursday May 13, 1999 at 10:30 a.m., Mishawaka time, for the following purposes:

     1. To elect three directors of the Company to serve until 2002.

     2. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 19, 1999, as the record date for the determination of the holders of shares of the Company's outstanding Common Stock entitled to notice of and to vote at the Annual Meeting of Shareholders. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     Whether or not you expect to attend the meeting, you are urged to sign, date, and return the enclosed proxy in the enclosed envelope.

                                          By Order of the Board of Directors,



                                                   KEITH V. KANKEL
                                                        SECRETARY


April 9, 1999




PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                            PATRICK INDUSTRIES, INC.
                             1800 SOUTH 14TH STREET
                                  P.O. BOX 638
                             ELKHART, INDIANA 46515
                                  219-294-7511
                              ---------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 13, 1999
                         -------------------------------

     This Proxy Statement is being mailed to shareholders of Patrick Industries, Inc. (the "Company") on or about April 9, 1999, and is furnished in connection with the Board of Directors' solicitation of proxies for the Annual Meeting of Shareholders to be held on May 13, 1999 for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. If the form of proxy which accompanies this Proxy Statement is executed and returned, it may be revoked by the person giving it at any time prior to the voting thereof by written notice to the Secretary, by delivery of a later dated proxy or by requesting to vote in person at the meeting. Additional solicitations, in person or by telephone or telegraph, may be made by certain directors, officers and employees of the Company without additional compensation. Expenses incurred in the solicitation of proxies, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company.

     The Annual Report to shareholders for the year ended December 31, 1998, accompanies this Proxy Statement. Additional copies of the Annual Report may be obtained by writing the Secretary of the Company.

                               VOTING INFORMATION

     Each shareholder is entitled to one vote for each share of the Company's Common Stock held as of the record date. For purposes of the meeting, a quorum means a majority of the outstanding shares. As of the close of business on March 19, 1999, the record date for shareholders entitled to vote at the annual meeting, there were outstanding 5,705,266 shares of Common Stock, entitled to one vote each. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A shareholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote is required in the election of directors. Withholding authority to vote for a director nominee will in effect count as a vote against the director nominee. Any other matter which may properly come before the meeting will be approved if the votes cast favoring the action exceed the votes cast opposing the action. Broker non-votes will have no effect on any matter at the Annual Meeting.

     The Board of Directors knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

     Shareholder proposals for inclusion in proxy materials for the next Annual Meeting should be addressed to the Company's Secretary, P.O. Box 638, Elkhart, Indiana 46515, and must be received no later than December 10, 1999. In addition, the Company's By-laws require notice of any other business to be brought before a meeting by a shareholder (but not included in the proxy statement) to be delivered to the Company's Secretary, together with certain prescribed information, not less than 20 nor more than 50 days prior to such meeting. Likewise, the Articles of Incorporation and By-laws require that shareholder nominations to the Board of Directors be delivered to the Secretary, together with certain prescribed information, not less than 20 no more than 50 days prior to a meeting at which directors are to be elected.

                           STOCK OWNERSHIP INFORMATION

     The following table sets forth, as of the record date, information concerning the only parties known to the Company having beneficial ownership of more than 5 percent of its outstanding Common Stock and information with respect to the stock ownership of all directors and executive officers of the Company as a group.


                                                                    NUMBER OF
                                                                     SHARES
                                                                  BENEFICIALLY      PERCENT
           NAME AND ADDRESS OF BENEFICIAL OWNER                       OWNED        OF CLASS
           ------------------------------------                       -----        --------

     Mervin D. Lung . . . . . . . . . . . . . . . . . . . . . . .   985,286         17.12%(1)
       Chairman of the Company
       P.O. Box 638
       Elkhart, Indiana  46515
     Dimensional Fund Advisors, Inc. . . . . . . . . . . . . . .    317,842          5.44%
       1299 Ocean Avenue, 11th Floor
       Santa Monica, California  90401
     FMR Corp . . . . . . . . . . . . . . . . . . . . . . . . . .   593,000         10.30%
       82 Devonshire Street
       Boston, Massachusetts  02109
     Heartland Advisors, Inc. . . . . . . . . . . . .. . . . .. .   785,100         13.64%
       790 North Milwaukee Street
       Milwaukee, Wisconsin  53202
     Directors and Executive Officers as a group (10 persons) . . 1,290,886         22.43%(2)
---------

(1) Includes 10,000 shares held under options exercisable within 60 days of the record date of the annual meeting.
(2)  The  stock  ownership  of the  executive  officers  named  in  the  Summary
     Compensation Table is set forth under the heading "Election of Directors."


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's officers, its directors and 10% shareholders file with the Securities and Exchange Commission and Nasdaq an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended December 31, 1998.

                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, with the members of each class serving staggered three-year terms. Accordingly, at the 1999 Annual Meeting three directors will be elected to hold office until the 2002 Annual Meeting or until their successors are duly elected and qualified.

     It is intended that the proxies will be voted for the nominees listed below, unless otherwise indicated on the proxy form. It is expected that these nominees will serve, but, if for any unforeseen cause any such nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

     The following information concerning principal occupations and the number of shares of Common Stock of the Company owned beneficially as of March 19, 1999, has been furnished by the nominees and directors continuing in office:


                                                                                        COMMON       PERCENT
                                                                            FIRST       STOCK         OF
                                                                            YEAR        OF THE       COMMON
                                                   PRINCIPAL OCCUPATION    ELECTED      COMPANY      STOCK
       NAME AND AGE                              AND OTHER DIRECTORSHIPS   DIRECTOR     OWNED(1)     OWNED
       ------------                              -----------------------   --------     --------     -----
Nominees to Serve Until the 2002 Annual Meeting:
------------------------------------------------
Dorothy M. Lung, 71  . . . .   Vice President and Director of Gano         1986          39,600      less
                               Plywood, Inc. (construction                                           than
                               materials), wife of Mervin D. Lung                                    1%
                               and mother of David D. Lung
Robert C. Timmins, 77 . . .    Vice President and Director of              1987          39,300      less
                               a Musical Instrument Company and                                      than
                               CPA and Partner of McGladrey &                                        1%
                               Pullen (certified public accountants)
                               until 1985.
Terrence D. Brennan, 60 . .    Retired President of NBD Bank,               - -           1,000      less
                               Elkhart, IN, from 1973 to 1997.                                       than
                                                                                                     1%

Directors to Serve Until the 2001 Annual Meeting:
-------------------------------------------------
Keith V. Kankel, 56 . . . .    Vice President of Finance since 1987        1977          26,686(2)   less
                               and Secretary-Treasurer since 1974.                                   than
                                                                                                     1%
Mervin D. Lung, 76 . . . .     Chairman (Chief Executive Officer) in       1961         985,286(2)   17.12%
                               1989, President since incorporation
                               in 1961 until 1989, husband of Dorothy
                               M. Lung and father of David D. Lung.
John H. McDermott, 67 . . .    President of John H. McDermott, P.C.,       1969          29,000      less
                               a partner in the Chicago, Illinois                                    than
                               law firm of McDermott, Will & Emery,                                  1%
                               which firm has been retained by the
                               Company since 1968 for certain legal
                               matters.
Harold E. Wyland, 62 . . . .   Retired Vice President of Sales,            1989          15,800(2)   less
                               from 1990 through 1998.                                               than
                                                                                                     1%



                                                                                        COMMON       PERCENT
                                                                             FIRST      STOCK          OF
                                                                             YEAR       OF THE       COMMON
                                                   PRINCIPAL OCCUPATION    ELECTED      COMPANY      STOCK
       NAME AND AGE                              AND OTHER DIRECTORSHIPS   DIRECTOR     OWNED(1)     OWNED
       ------------                              -----------------------   --------     --------     -----
Directors to Serve Until the 2000 Annual Meeting:
-------------------------------------------------
Thomas G. Baer, 67 . . . . . Retired Vice President of Operations,         1970          13,008(2)   less
                               from 1975 through 1998).                                              than
                                                                                                     1%
Merlin D. Knispel, 67 . . . .  Retired Vice President and Chief            1985          30,300      less
                               Operating Officer of Vitco, Inc.                                      than
                               (porcelain enameler), from 1986                                       1%
                               through 1997.
David D. Lung, 51 . . . . . . .President (Chief Operating Officer)         1977          85,556(2)   1.49%
                               since 1989.  Son of Mervin and
                               Dorothy M. Lung.

Director to Serve Until the 1999 Annual Meeting:
------------------------------------------------
Clyde H. Keith, 86 . . . . . . Retired trustee of Closed-End Funds         1981          26,350      less
                               and Variable Annuity Funds, retired                                   than
                               former Chairman of the Board of an                                    1%
                               investment banking firm.

- - - - - - -

(1) Each individual has sole voting and dispositive power over the shares indicated.

(2) Includes 10,000 shares held under stock options exercisable within 60 days of the record date of the annual meeting.




                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

                           SUMMARY COMPENSATION TABLE


                                              ANNUAL COMPENSATION       ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR       SALARY ($)    BONUS ($)    COMPENSATION ($)(1)
---------------------------      ----       ----------    ---------    -------------------
Mervin D. Lung                   1998       235,903       192,806            850
  Chairman and CEO               1997       219,408       168,862            665
                                 1996       208,948       220,843            950
David D. Lung                    1998       198,965       192,806            850
  President and COO              1997       182,853       168,862            665
                                 1996       174,128       220,843            950
Thomas G. Baer                   1998       151,478       192,806            850
  Vice President of Operations   1997       127,955       168,862            665
                                 1996       121,858       220,843            950
Keith V. Kankel                  1998       143,461       192,806            850
  Vice President of Finance      1997       127,955       168,862            665
                                 1996       121,858       220,843            950
Harold E. Wyland                 1998       147,970       192,806            850
  Vice President Sales           1997       127,955       168,862            665
                                 1996       121,858       220,843            950
- - - - - - - - -

(1) Company contributions to 401(k) Savings Plan.



    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES


                                                                             NUMBER OF           VALUE OF
                                                                         SECURITIES UNDERLYING  UNEXERCISED
                                                                             UNEXERCISED       IN-THE-MONEY
                               SHARES                                       OPTIONS AT FY-     OPTIONS AT FY-
                               ACQUIRED ON                                       END (#)           END ($)*
NAME                           EXERCISE (#)        VALUE REALIZED ($)       ALL EXERCISABLE    ALL EXERCISABLE
----                           ------------        ------------------       ---------------    ---------------
Mervin D. Lung . . . . . .          ---                   ---                  10,000            $46,250
David D. Lung . . . . . . .         ---                   ---                  10,000            $46,250
Thomas G. Baer . . . . . .          ---                   ---                  10,000            $46,250
Keith V. Kankel . . . . . .         ---                   ---                  10,000            $46,250
Harold E. Wyland . . . .            ---                   ---                  10,000            $46,250
- - - - - -

* Market value of the underlying stock at exercise date or year-end as the case may be, minus the exercise price of the options.


     Under the Company's 1987 Stock Option Program, the Company may grant to key employees (including employees who may also be officers and directors, as long as they do not serve on the committee overseeing the administration of the Program) stock options that may either be incentive stock options or non-qualified stock options, related stock appreciation rights and stock awards. During 1998 no stock options were granted.

     The executive officers of the Company have deferred compensation agreements which provide that the Company will pay each of these employees or their beneficiaries 60% of their base salary for 120 months upon retirement (if the employee continues in the employ of the Company until the age of 65) or upon the employee's death or total disability, up to a maximum of $102,000 per year for Mervin D. Lung, $82,000 per year for David D. Lung, and $72,000 for Keith V. Kankel. The cost of these agreements is being funded with insurance contracts purchased by the Company. Mr. Wyland and Mr. Baer retired January 1, 1999 and are receiving the benefits from their agreements.

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has an Audit Committee comprised of Clyde H. Keith, Merlin D. Knispel and Robert C. Timmins, who are not employees of the Company, and Mervin D. Lung and Keith V. Kankel, who are employees of the Company. The Audit Committee's responsibilities include recommending to the Board of Directors the independent accountants to be employed for the purpose of conducting the annual examination of the Company's financial statement, discussing with the independent accountants the scope of their examination, reviewing the Company's financial statements and the independent accountants' report thereon with Company personnel and the independent accountants, and inviting the recommendations of the independent accountants regarding internal controls and other matters. The Audit Committee met four times during 1998.

     The Board of Directors also has a Stock Option Committee, comprised of John
H. McDermott, Clyde H. Keith and Robert C. Timmins. The Stock Option Committee did not meet in 1998.

     The Board of Directors also has a Compensation Committee which met four times in 1998 and their actions are described on the following pages of this Proxy Statement.

     The Board of Directors had four meetings in 1998 and all directors attended at least three meetings. Non-employee directors are paid $600 for each meeting they attend. Employee directors receive no compensation as such. On a bi-annual basis in May, each non-employee director is automatically granted a restricted stock award for 6,000 shares of the Company's Common Stock which will vest upon such director's continued service as a member of the Board of Directors for two years or earlier upon certain events.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report of the Compensation Committee and the following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

OVERVIEW

     The Committee policy is to design compensation programs for salaries, incentive bonus programs, other benefits, and long-term incentive programs for all key executives, including the officers named in the Summary Compensation Table. The goals and objectives of the Committee are to attract and retain top quality management employees and ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. The criteria used to determine the compensation of the Chief Executive Officer will also be used in determining compensation for the other officers. The Committee will also receive the recommendation of the Chief Executive Officer regarding the compensation of the other officers.

     Federal tax law imposes a $1 million limit on the tax deduction for certain executive compensation payments. Because the compensation paid to any executive office is significantly below the $1 million threshold, the Compensation Committee has not yet had to address the issues relative thereto.

SALARIES

     The executive salaries are reviewed annually. The Committee sets executive salaries based on competitive market levels, experience, individual and company performance, levels of responsibility, and pay practices of other companies relating to executives of similar responsibility. The Committee considered the compensation levels of executives at comparable companies and fixed the compensation for the CEO and other executive officers at levels approximating the midrange of such companies. The Committee includes in its consideration comparable companies listed in the CRSP Index for lumber and wood products and other in building products industries. See "Performance Graph."

ANNUAL INCENTIVE

     The Company provides an annual bonus plan for executive officers that gives them the opportunity to earn additional compensation based on the performance of the Company. The Chief Executive Officer and the other officers share equally in this program to achieve certain bonus amounts based on various levels of profitability of the Company. In 1998, a bonus pool of $964,030 was divided equally among all executive officers. The basis for this bonus pool in 1998 was
5.85 percent of the Company's 1998 income before taxes.

STOCK OPTIONS

     On an ongoing bases the Company has used stock options as a long-term incentive program for executives and key employees. The Stock Option Committee of the Board granted options in 1994 of 10,000 shares to each officer. No options were granted in 1998.

     Merlin D. Knispel
     David D. Lung
     Mervin D. Lung
     John H. McDermott

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mervin D. Lung is Chairman and Chief Executive Officer of the Company and David D. Lung is President and Chief Operating Officer of the Company. Mervin D. Lung and David D. Lung did not participate in the final decisions with respect to their compensation. John H. McDermott is President of John H. McDermott, P.C., a partner in the Chicago, Illinois law firm of McDermott, Will & Emery which provides various legal services to the Company.

CERTAIN TRANSACTIONS

     The Company leases a distribution warehouse and various facilities for its manufacturing operations from Mervin D. Lung, the Company's Chairman, under an agreement which expires September 30, 2005, with an option to renew for three years. The agreement provides for monthly rental of $27,801, and the payment of property taxes and insurance premiums on the property. The Company also leases two buildings from Mr. Lung used for distribution and manufacturing, under an agreement expiring on September 30, 1999, with an option to renew for five years. The agreement provides for monthly rental of $24,300, and the payment of property taxes and insurance premiums on the property. The Company also leases two manufacturing facilities from Mr. Lung under agreements that expire on March 31, 1999 with options to renew for three years. The agreements provide for monthly rentals of $10,530, and the payment of property taxes and insurance premiums on the property. The Company also leases three manufacturing facilities from Mr. Lung under agreements that expire on July 31, 2001, August 31, 2000, and October 31, 2000 with options to renew for three years. The agreements provide for monthly rentals of $24,183, and the payment for property taxes and insurance premiums on the property. The Company also leases an aircraft from Mr. Lung under an agreement that expires on June 13, 2002. The agreement provides for monthly rentals of $24,350, and the payment of insurance premiums and maintenance on the aircraft.

     Mr. Lung owns a building supply firm which does not serve the manufactured housing and recreational vehicle industries. The Company purchases certain specialty items from and sells products to such firm. During the year ended December 31, 1998, purchases from such firm totaled $50,100 and sales to such firm totaled $38,300.

     The Company believes that the terms of each of the above transactions are at least as favorable as those which could have been obtained from unrelated parties.

                               PERFORMANCE GRAPH*

     Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the indices indicated for the period of five fiscal years commencing December 31, 1993 and ended December 31, 1998. This graph assumes that $100 was invested on December 31, 1993 and that all dividends were reinvested. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                              PERFORMANCE GRAPH FOR
                            PATRICK INDUSTRIES, INC.




                                     [graph]



------------------------------------------------------------------------------------------------------------------------
                              LEGEND


Symbol            CRSP Total Returns Index for:                 12/1993   12/1994   12/1995  12/1996   12/1997  12/1998
------            -----------------------------                 -------   -------   -------  -------   -------  -------
                  PATRICK INDUSTRIES, INC.                       100.0    62.7      112.8    121.2     119.1    125.8
                  Nasdaq Stock Market (US Companies)             100.0    97.8      138.3    170.0     208.3    293.5
                  NASDAQ Stocks (SIC 2400-2499 US Companies)     100.0    70.1       93.5    126.5     142.1    144.0
                  Lumber and wood products, except furniture


 NOTES:
     A.   The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B.   The indexes are reweighted daily,  using the market  capitalization on the previous trading day.
     C.   If the  monthly  interval,  based  on the  fiscal  year-end,  is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100.0 on 12/31/1993.
-------------------------------------------------------------------------------------------------------------------------

*    Prepared  by Center  for  Research  in  Securities  Prices,  University  of
     Chicago/Graduate School of Business.


                             ACCOUNTING INFORMATION

     The Company's Certified Public Accountants for the year 1998 were McGladrey & Pullen, LLP. McGladrey & Pullen, LLP is expected to have a representative at the Annual Meeting of Shareholders and will be available to respond to appropriate questions at that time and have an opportunity to make a statement if they desire to do so.

                                          By Order of the Board of Directors

                                                     KEITH V. KANKEL
                                                      Secretary

April 9, 1999

PROXY                       PATRICK INDUSTRIES, INC.                       PROXY
          1800 South 14th Street, P.O. Box 638, Elkhart, Indiana 46515

          This Proxy is Solicited on Behalf of the Board of Directors.

  The undersigned hereby appoints Mervin D. Lung and Thomas G. Baer, and each of them, as the undersigned's proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock in Patrick Industries, Inc. at the annual meeting of shareholders of Patrick Industries, Inc. to be held on Thursday, May 13, 1999, and at any adjournment thereof, with the same authority as if the undersigned were personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. THE DIRECTORS FAVOR A VOTE "FOR" THE ELECTION OF DIRECTORS.


                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                       PROMPTLY USING THE RETURN ENVELOPE.

                  (Continued and to be signed on reverse side.)

-------------------------------------------------------------------------------
                            PATRICK INDUSTRIES, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                              ]

1. ELECTION OF DIRECTORS.
   Nominees: Terrence D. Brennan    For   Withhold   For All
             Dorothy M. Lung        All     All      Except
             Robert C. Timmins      / /    / /        / /
                                                Vote Withheld for the Nominee(s)
                                                ________________________________

                                                2. In  their   discretion,   the
                                                   Proxies  are   authorized  to
                                                   vote upon such other business
                                                   as may  properly  come before
                                                   the meeting.

                                                       Dated:_____________, 1999

                                                 Signature(s)___________________


                                                _______________________________
                                                Please  sign   exactly  as  name
                                                appears   hereon.    For   joint
                                                accounts,   all  tenants  should
                                                sign. Executors, Administrators,
                                                Trustees,    etc.,   should   so
                                                indicate when signing.